SIX CIRCLES FUNDS

Six Circles Ultra Short Duration Fund

Six Circles Tax Aware Ultra Short Duration Fund

Six Circles U.S. Unconstrained Equity Fund

Six Circles International Unconstrained Equity Fund

Six Circles Global Bond Fund

Six Circles Tax Aware Bond Fund

Six Circles Credit Opportunities Fund

Supplement dated September 10, 2021

to the Statement of Additional Information dated May 1, 2021

On August 17, 2021, the Board of Trustees of the Six Circles Trust (the “Trust”) appointed Steven R. Meier to serve as an Independent Trustee of the Trust.

Accordingly, the Independent Trustees chart in the “Trustees” section of Part II is hereby deleted and replaced with the chart below:

Name (Year of Birth; Positions with the Funds Since)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held During the Past 5 Years
Independent Trustees

Lisa M. Borders (1957); Trustee since inception	Consultant, LMB Group (management consulting) (February 2019-present); President and Chief Executive Officer, TIME’S UP (social welfare) (October 2018-February 2019); President, Women’s National Basketball Association (March 2016-October 2018); Vice President, The Coca-Cola Company (2013-2016).	9	Director, Operation Hope (2015-2016; 2020-present); Director, Grady Health System (Chair, Quality Committee 2014-2017); Chair, Borders Commission, United States Olympic and Paralympic Committee; Trustee, Duke University; Chair, The Coca-Cola Foundation.

James P. Donovan (1950); Lead Independent Trustee since inception	Chairman, Cross Culture Coach LLC (education) (2012-present).	9	Chairman and President, Cannon Point Preservation Corp.; Chairman, Cross Culture Coach LLC.

Neil Medugno (1957); Trustee since inception	Retired; Partner, Wellington Management Company LLP, Chief Financial Officer, Wellington Funds Group (investment management) (1994-2017).	9	Independent Trustee, James Alpha Funds Trust (2021-present).

Steven R. Meier (1961); Trustee since August 17, 2021	Interim Chief Investment Officer, Assistant Treasurer and Senior Principal Investment Officer, Connecticut Office of the State Treasurer (Investment Management) (2019-August 2021); EVP, Chief Investment Officer — Global Fixed Income, Currency and Cash Management, State Street Global Advisors (Investment Management) (2003-April 2017).	9	Director, Connecticut Green Bank (2020-August 2021); Director, Connecticut Innovations (2020-August 2021).

Name (Year of Birth; Positions with the Funds Since)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held During the Past 5 Years
Lauren K. Stack (1963); Trustee since inception	Head of Operations, HyperSpectral APD, LLC (Medtech) (2020-present); Principal, b2G Capital, Inc. (consulting) (2016-present).	9	Independent Trustee, Virginia529; Director, HyperSpectral APD, LLC; Director, ACT for Alexandria (2002-2019); Director, Inova Alexandria Hospital Foundation.

Additionally, the following is added as the seventh paragraph of the “Trustees — Qualification of Trustees” section of Part II:

Steven R. Meier. Mr. Meier has substantial experience in finance. He was previously a Chief Investment Officer and global team leader of approximately 100 professionals responsible for managing over $900 billion in assets under management across fixed income, currency and cash strategies. His primary responsibilities included delivering investment performance within expected return and risk parameters, developing and managing professional investment resources, global first-line risk management and oversight, client meetings and distribution support, worldwide regulator interaction and support, investment fund board presentations, product development initiatives, and ensuring collaboration across investment teams. While at State Street Global Advisors (“SSGA”), Mr. Meier also served as a voting member of SSGA’s Global Investment Committee for nearly a decade.

Further, the chart in the “Trustees — Standing Committees” section of Part II is hereby deleted and replaced with the following:

Name of Committee	Members	Committee Chair
Audit Committee	Lisa Borders, James P. Donovan, Neil Medugno, Steven R. Meier, Lauren Stack	Neil Medugno
Governance and Nominating Committee	Lisa Borders, James P. Donovan, Neil Medugno, Steven R. Meier, Lauren Stack	James P. Donovan

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

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SUPP-6C-2021-11